UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2005

INTERSECTIONS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

14901 Bogle Drive
Chantilly, Virginia 20151
(Address of Principal Executive Offices) (Zip Code)

(703) 488-6100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 17, 2005, Intersections Inc. filed a Current Report on Form 8-K regarding its press release issued on February 14, 2005 announcing its results for the quarter and year ending December 31, 2004, a copy of which was furnished as Exhibit 99.1 thereto. On March 23, 2005, Intersections issued a press release announcing that it was re-characterizing the reduction of approximately $912,000 in deferred tax assets that were previously reflected in its unaudited financial results for the quarter and year ending December 31, 2004. A copy of the March 23, 2005 press release is furnished hereto as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No. 99.1* 99.2	Description Press release dated February 14, 2005 Press release dated March 23, 2005

*	Previously filed.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 28, 2005

INTERSECTIONS, INC. By: /s/ Debra R. Hoopes Debra R. Hoopes Chief Financial Officer